LORD ABBETT SECURITIES TRUST

Lord Abbett International Dividend Income Fund

Supplement dated July 29, 2016 to the

Summary Prospectus and Prospectus dated

March 1, 2016, as revised June 24, 2016

The Fund’s Summary Prospectus and Prospectus are amended to reflect the following change:

The MSCI ACWI Ex-U.S. High Dividend Yield Index will replace the MSCI ACWI Ex-U.S. Value Index as the Fund’s primary benchmark index effective July 29, 2016. The Fund will continue to be managed according to its existing investment objective, strategies, and policies. However, the Fund may experience increased portfolio turnover and incur transaction costs as a result of this change.

Future performance presentations will reflect the new primary benchmark index when made.

Please retain this document for your future reference.